THE GABELLI U.S. TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 1998(A)



                                                               [PHOTO OMITTED]

                                                              JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      Early in 1998, Federal Reserve Board policy makers were leaning toward an increase in interest rates. They then shifted to a neutral bias in August. Since then, the world has seen deteriorating equity markets, devaluing of currency markets and lower growth expectations. With our domestic economy facing such consuming factors, it was not likely that the U.S. would remain an "oasis of prosperity" much longer. Now, the threat to the U.S. is that the economy may start to stumble. This is evidenced by increased reports of planned layoffs, failing banks and hedge funds (such as Long Term Capital Management).

      Currently, the economy is in a transition towards a prolonged period of slower growth. The goods producing sector was the first phase of this transition. National Association of Purchasing Managers (NAPM) surveys point to a slower pace of growth but not a decelerating pace of activity. Retail sales for September reported an increase of 0.2%, well below consensus expectations of an increase of 0.5%, and market expectations for third quarter Gross Domestic Product (GDP) are now around 2.3%. All of these significant factors confirm the market's expectations of a slowing economy.

      Prior to the  latest  Federal  Open  Market  Committee
(FOMC) meeting, the market had already factored at least a 50 basis point cut into Treasuries. The symbolic rate cut made by Federal Reserve Board Chairman Alan Greenspan which left the Federal Funds rate still higher than the whole
Treasury curve, leaves us to wonder if more rate cuts are waiting in the wings? The 25 basis point rate cut gives the Fed the flexibility to either continue to cut rates at the next FOMC meeting scheduled in November or to reassess the economy and even raise rates if necessary.

      Our strategy of investing in "spread product" while trading the short term Treasury's ranges to add to total rate of return has not changed. At these levels, we naturally shift towards more spread and wait for value to return, or at least until a new trading range emerges. We believe the market is overbought and some correction from these highs is on the horizon. We are continuing to build in flexibility to the portfolio so we can act in any direction.

--------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS

For the twelve months ended September 30, 1998, the Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 5.13%. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 1998 were 4.80% and 4.96%, respectively. For the five year period ended September 30, 1998, the Fund's average annual return was 4.81%. Since inception on October 1, 1992 through September 30, 1998, the Fund had an average annual return of 4.47%. As of September 30, 1998, shareholders total 5,787 and net assets are $314 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

PORTFOLIO MANAGEMENT

      On April 14, 1997, Gabelli Funds, Inc., the Fund's Manager, increased its ownership interest in the Fund's Sub-Advisor, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. Subsequently, the Sub-Advisor was succeeded by the newly formed Gabelli Fixed Income LLC, a registered investment advisor specializing in customized, institutional-based, cash and short-to-intermediate term fixed income portfolios. Gabelli Fixed Income LLC is an indirect, majority-owned subsidiary of Gabelli Funds, Inc. Consequently, pursuant to the Investment Company Act of 1940, as amended, the sub-advisory contract automatically terminated and Gabelli Funds, Inc. has assumed all of the sub-advisory responsibilities, including managing the portfolio.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.

                                         Sincerely,

                                         /s/ Judith A. Raneri
                                         -------------------------

                                         JUDITH A. RANERI
                                         Vice President
                                         and Portfolio Manager

October 30, 1998




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.64% and 4.80%, respectively.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 1998
================================================================================

                                                       ANNUALIZED
   PRINCIPAL                                          YIELD AT DATE        MATURITY
    AMOUNT                                             OF PURCHASE           DATE                    VALUE
   --------                                            -----------          -------                  -----
                U.S. TREASURY OBLIGATIONS -- 99.3%
                U.S. TREASURY BILLS -- 39.1%
  $123,943,000  U.S. Treasury Bills ...............   4.221% to 5.068%  10/22/98 - 12/24/98       $122,936,068
                                                                                                  ------------
                                                       INTEREST RATE
                                                       -------------
                U.S. TREASURY NOTES -- 60.2%
    10,000,000  U.S. Treasury Notes ...............       5.125%            11/30/98                  9,996,791
    70,000,000  U.S. Treasury Notes ...............       5.125%            12/31/98                 70,011,627
   109,000,000  U.S. Treasury Notes ...............       5.750%            12/31/98                109,181,057
                                                                                                   ------------
                                                                                                    189,189,475

                                                                                                   ------------
TOTAL INVESTMENTS (Cost $312,125,543) (a) ..........................................        99.3%   312,125,543
PAYABLE TO MANAGER .................................................................        (0.0)       (24,631)
OTHER ASSETS AND LIABILITIES (NET) .................................................         0.7      2,292,755
                                                                                           -----   ------------
NET ASSETS (applicable to 314,393,667 shares outstanding,
  $0.001 par value, one billion shares authorized) .................................       100.0%  $314,393,667
                                                                                           =====   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ...........................                      $1.00
                                                                                                          =====

-------------------------------------------------------
(a) Aggregate cost for Federal tax purposes.

FINANCIAL HIGHLIGHTS
================================================================================
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               YEAR ENDED SEPTEMBER 30,
                                                                  -----------------------------------------------
                                                                   1998      1997(D)    1996      1995      1994
                                                                  ------     ------     ----      ----      -----
OPERATING PERFORMANCE:
  Net asset value, beginning of period ........................    $1.00     $1.00      $1.00     $1.00     $1.00
                                                                  ------    ------     ------    ------    ------
  Net investment income (b) ...................................   0.0496    0.0485     0.0492    0.0528    0.0323
  Net realized gain on investments ............................   0.0005    0.0013     0.0006    0.0002    0.0002
                                                                  ------    ------     ------    ------    ------
  Total from investment operations ............................   0.0501    0.0498     0.0498    0.0530    0.0325
                                                                  ------    ------     ------    ------    ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................................  (0.0496)  (0.0485)   (0.0492)  (0.0528)  (0.0323)
  Net realized gains ..........................................  (0.0005)  (0.0013)   (0.0006)  (0.0002)  (0.0002)
                                                                  ------    ------     ------    ------    ------
  Total distributions .........................................  (0.0501)  (0.0498)   (0.0498)  (0.0530)  (0.0325)
                                                                  ------    ------     ------    ------    ------
  Net asset value, end of period ..............................   $1.00     $1.00       $1.00     $1.00     $1.00
                                                                  ======    ======     ======    ======    ======
  Total return+ ...............................................     5.1%      5.1%       5.1%      5.4%      3.3%
                                                                  ======    ======     ======    ======    ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) ........................ $314,394  $203,542   $216,038  $218,036  $186,020
  Ratio of net investment income to average net assets ........    4.91%     4.85%      4.92%     5.30%     3.23%
  Ratio of operating expenses to average net assets (c) .......    0.30%     0.30%      0.30%     0.27%     0.30%

----------------------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) Net investment income before fees waived by the Manager for the years ended September 30, 1998, 1997, 1996, 1995 and 1994 were $0.0475, $0.0469, $0.0477, $0.0516 and
    $0.0312, respectively.
(c) Operating expense ratios before fees waived by the Manager for the years ended September 30, 1998, 1997, 1996, 1995 and 1994 were 0.46%, 0.45%, 0.45%, 0.39% and
    0.43%, respectively.

(d) Gabelli Funds, Inc. became the sole investment adviser of the Fund on April 15, 1997.

                See   accompanying    notes   to   financial
statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- YEAR ENDED SEPTEMBER 30, 1998
================================================================================

INVESTMENT INCOME:
   Interest ....................................................   $ 15,010,349
                                                                   ------------
EXPENSES:
   Management fee ...............................................       865,180
   Transfer agent fees ..........................................       144,562
   Registration fees ............................................        84,703
   Custodian fees ...............................................        44,989
   Trustees' fees ...............................................        30,955
   Legal and audit fees .........................................        29,729
   Shareholder reports ..........................................        16,988
   Miscellaneous ................................................       109,441
                                                                   ------------
      Total Expenses before fees waived by Manager...............     1,326,547
      Fees waived by Manager ....................................      (461,367)
                                                                   ------------
      TOTAL EXPENSES--NEt .......................................       865,180
                                                                   ------------
NET INVESTMENT INCOME ...........................................    14,145,169
NET REALIZED GAIN ON INVESTMENTS ................................       240,664
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $ 14,385,833
                                                                   ============


STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                  YEAR ENDED        YEAR ENDED
                                                 SEPTEMBER 30,     SEPTEMBER 30,
                                                     1998              1997
                                               ----------------   --------------
OPERATIONS:
   Net investment income ....................  $    14,145,169  $    10,272,019
   Net realized gain on investments .........          240,664          246,921
                                               ---------------  ---------------
     Net increase in net assets resulting
       from operations ......................       14,385,833       10,518,940
                                               ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................      (14,145,169)     (10,272,019)
   Net realized gain on investments .........         (245,894)        (241,691)
                                               ---------------  ---------------
     Total distributions to shareholders ....      (14,391,063)     (10,513,710)
                                               ---------------  ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
   Shares sold ..............................    1,769,620,862    2,152,102,612
   Shares issued upon reinvestment of
      dividends and distributions ...........       13,843,721        9,949,097
   Shares redeemed ..........................   (1,672,607,748)  (2,174,552,390)
                                               ---------------  ---------------
     Net increase (decrease) in net assets ..      110,851,605      (12,495,451)
NET ASSETS:
   Beginning of period ......................      203,542,062      216,037,513
                                               ---------------  ---------------
   End of period ............................  $   314,393,667  $   203,542,062
                                               ===============  ===============


               See    accompanying    notes   to   financial
statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. DESCRIPTION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment
income (including realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, Inc. (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the year ended September 30, 1998, the Manager voluntarily waived management fees of $461,367.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GABELLI U.S. TREASURY MONEY MARKET FUND
(a series of The Gabelli Money Market Funds)

      We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (the "Fund") (a series of The Gabelli Money Market Funds) as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York
November 6, 1998                                         /s/ Ernst & Young LLP
                                                         ---------------------


--------------------------------------------------------------------------------
                    1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the
  Fund  during  the  period  from  October  1, 1997  through
  September  30, 1998 which was derived  from U.S.  Treasury
  Securities was 100%.  Such income is exempt from state and local  income tax in all states.  Due to the  diversity in state  and  local tax  laws,  it is  recommended  that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

               THE GABELLI U.S. TREASURY
                   MONEY MARKET FUND
                  One Corporate Center
                Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                 FAX: 1-914-921-5118
               HTTP://WWW.GABELLI.COM
              E-MAIL: INFO@GABELLI.COM                        [PHOTO OMITTED]
   (Net Asset Value may be obtained daily by calling
             1-800-GABELLI after 6:00 P.M.)



                    BOARD OF TRUSTEES
Mario J. Gabelli, CFA            John J. Parker
CHAIRMAN AND CHIEF               ATTORNEY-AT-LAW
INVESTMENT OFFICER               MCCARTHY, FINGAR, DONOVAN,     THE
GABELLI FUNDS, INC.              DRAZEN & SMITH                 GABELLI
                                                                U.S. TREASURY
Anthony J. Colavita              Karl Otto Pohl                 MONEY MARKET
ATTORNEY-AT-LAW                  FORMER PRESIDENT               FUND
ANTHONY J. COLAVITA, P.C.        DEUTSCHE BUNDESBANK

Vincent D. Enright               Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT     MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER      BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.


                      OFFICERS

Mario J. Gabelli, CFA            Ronald S. Eaker
PRESIDENT                        VICE PRESIDENT

Bruce N. Alpert                  Judith A. Raneri
VICE PRESIDENT AND               VICE PRESIDENT
TREASURER                        AND PORTFOLIO MANAGER

James E. McKee                   Henley L. Smith
SECRETARY                        VICE PRESIDENT

                   DISTRIBUTOR
              Gabelli & Company, Inc.

 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

                  LEGAL COUNSEL
             Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------




                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1998